UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2009

Date of reporting period:  November 30, 2009

Item 1. Reports to Stockholders.

Annual Report

November 30, 2009

Investment Adviser

Thunderstorm Mutual Funds, LLC
101 Federal Street, Suite 1900
Boston, MA 02110

Phone: 1-877-374-3888
www.thunderstormvalue.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENTS OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	17
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	23
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	24
ADDITIONAL INFORMATION	28

Dear Fellow Shareholder,

Thunderstorm Value Fund – formerly Dorfman Value Fund – achieved a profit and outperformed the Standard & Poor’s 500 Stock Index in fiscal 2009.  For the fiscal year from November 30, 2008 through November 30, 2009, the Fund posted a return of 28.12%, compared to a return of 25.39% for the S&P 500.  Further performance information may be found in the Investment Highlights section on page 8.

The first three months of the Fund’s fiscal year were terrible, coinciding with the final three months of the historic bear market that ran from October 9, 2007 through March 9, 2009.  This stock market decline, in its totality, was the worst on record except for the plunge during the Great Depression.  It reflected a nasty U.S. economic recession, and also a series of investment scandals, the largest of which was the Ponzi scheme run by Bernard Madoff.  In our judgment, the bear market might have halted a few months earlier, were it not for the blow to confidence the scandals inflicted.

The next nine months of the fiscal year, running from March through November, were much better.  A vigorous stock-market rally began on March 9.  When the market turned up, there was (as we had predicted) little or no good economic news to justify it.  As often happens, the stock market earned its reputation as a “leading indicator,” one that moves in advance of the economy.  Our view is that the recession ended in the autumn, and that we are now in the early stages of an economic recovery.

Developments in 2009

One of our main goals in fiscal 2009 was to make the Fund more international in its character.  We paid special attention to emerging markets such as China.  We believe that economic growth in China and some other emerging nations during the next five years will be more rapid than growth in the U.S.  This is partly due to the facts that many emerging nations have younger populations than the U.S. and have smaller government deficits.  Shareholders should bear in mind that emerging markets carry distinctive risks, including heightened risk of political instability, currency fluctuation, market volatility, lack of trading volume, variation in accounting standards, reduced information disclosure, and threat of expropriation.  Balancing the risks against the rewards, we will use the flexibility granted by our prospectus to invest 10% to 20% of the Fund’s assets in emerging nations.

We also see genuine opportunities in selected stocks in the developed nations of Europe, Asia and Australia.  By casting a wider net, we believe that we are able to find a greater number of bargain stocks for the Fund.  Under the Fund’s prospectus, the Fund managers may invest up to 49% of the Fund’s assets in countries other than the U.S.

At launch on December 31, 2007, the Fund was invested primarily in mid-cap and small-cap stocks of U.S. corporations.  That was a reflection of the character of the 55 separate accounts that were rolled together to contribute the majority of the Fund’s assets at inception.  In the first 11 months of the Fund’s existence, we increased the number of large-cap stocks in the portfolio, to give the Fund greater balance and more liquidity.  By the end of our first fiscal year, we were truly an all-cap fund, embracing holdings of all capitalization levels from very large (such as Berkshire Hathaway and Merck) to the very small (such as Baldwin Technology and Twin Disk).

In the past 12 months, we have concentrated on making Thunderstorm Value Fund more of a worldwide fund.  As of this writing, the country composition of the portfolio was as follows:

Country Allocation, Thunderstorm Value Fund

Country	Percentage of Fund Assets
United States	61%
China and Hong Kong	12%
Switzerland	8%
Australia	4%
Cayman Islands	3%
Other Countries*	9%
Cash	3%
* Indonesia, Russia, Israel, Mexico and Japan

For analytical purposes, we combine our China and Hong Kong holdings.  Chinese companies typically trade on the Hong Kong exchange, and Hong Kong is politically controlled by China, although China chooses to grant it considerable autonomy.  Our Hong Kong/China cluster of holdings consisted of five stocks as of November 30, 2009: Jardine Matheson, CNOOC (China National Offshore Oil Corp.), China Construction Bank, Texwinca and China Mobile.

We believe we have now achieved the twin goals of making the Fund all-cap and all-country.  In the third year and subsequent years, we will seek to maintain a rough balance among large-cap, mid-cap and small-cap holdings, and to keep our holdings diversified internationally.

Our best performing holding in the 2009 fiscal year was Perot Systems, an information technology consulting company.  Perot gained 141% for the year, with the majority of the gains coming at the end when Dell Computer offered to acquire the company.  The acquisition was consummated November 4, 2009.

Our worst performer was Gannett, which operates a chain of newspapers and television stations.  From the end of fiscal 2008 through March 11, 2009, when we sold it, our Gannett holding declined 78% in value.  Adding insult to injury, the stock rebounded substantially in the months following our sale.  We will not agonize over the sale too much, though, because we still believe the reason we sold was valid: The company’s debt-to-equity ratio had ballooned well above our normal risk parameters.

Portfolio Strategy

In keeping with our view that an economic recovery began in autumn 2009, we are emphasizing three industries that often do well in economic recoveries – industrials, energy and materials.  We hope that the latter two industries will also help our investors keep up with inflation, if inflation develops.  We believe that inflation must be considered a risk, in light of the large budget deficits the federal government is running.

Consumer discretionary stocks also usually do well during recoveries, and were good performers during the second half of 2009.  Nonetheless, we have gone light on this group of stocks within the U.S. because we are concerned about consumers’ debt-heavy balance sheets.

The Fund is underweight in three traditionally defensive groups – health care, utilities and consumer staples.  Groups that are considered defensive often hold up fairly well in market declines, but may lag during advances.  In fiscal 2008 we were especially heavy in pharmaceutical stocks, but we reduced our holdings and now have about the same proportion in pharmaceuticals as the S&P 500 Index does.

We are running the Fund with what we consider a normal cash level, in the vicinity of 4%.  By contrast, last fiscal year our cash level often approached 10% and sometimes exceeded it.  Here too, the goal was to be defensive during the bear market, but a bit more aggressive now that we think more normal market conditions are back.

We are light in financial stocks, as we think additional time is needed for the financial system in the U.S. and several of its trading partners to fix some of the systemic problems (such as bad loan practices, indiscriminate securitization of loans, and capital deficiencies) that came to light during the crisis of 2008.

As we hoped, fiscal 2009 proved a much more better environment for the stock market than fiscal 2008.  It is our hope to continue a gradual recovery in the new fiscal year.  Whatever happens, our money is at work, and at risk, in the Fund with yours.  As your portfolio manager, I own no individual stocks and have the majority of my investment portfolio in the Fund.

The investment philosophy of the Fund manager has not changed, and is based on four main tenets:

•	A continuous search for value. We seek stocks that appear to us to be bargains based on time-tested metrics that gauge a stock’s price against the company’s earnings, revenue and book value.

•	A leaning to be contrarian and go against the crowd.

•	Emphasis on companies’ balance-sheet strength. We rarely own a stock with debt greater than equity, and frequently purchase stocks of companies whose debt is less than 50% of equity.

•	Close attention to purchases and sales by insiders. Such transactions act as a barometer of management’s level of conviction in a company’s prospects.

Going forward, these tenets will continue to be our guiding principles.

Cordially,

John Dorfman
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the prospectus for important information about the investment company including objectives, risks, charges, and expenses. Read and consider it carefully before investing. You may obtain a hard copy of the prospectus by calling 1-877-374-3888, or by visiting www.thunderstormvalue.com.

Mutual fund investing involves risk. Principal loss is possible.  The Fund will invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund will invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  For a complete list of the Fund’s holdings, please refer to the Schedule of Investments found on pages 10-12 in this report.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Thunderstorm Value Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/09–11/30/09.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Thunderstorm Value Fund
Expense Example (Continued)
(Unaudited)

	Thunderstorm Value Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2009 -
	June 1, 2009	November 30, 2009	November 30, 2009*
Actual	$1,000.00	$1,185.80	$10.90
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.09	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Thunderstorm Value Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Sector Breakdown
% of Investments

Average Annual Returns as of November 30, 2009

	Thunderstorm	S&P 500
	Value Fund	Index

One Year	28.12%	25.39%

Since Inception (12/31/07)	(8.96)%	(12.05)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-374-3888 or by visiting our web site, www.thunderstormvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

Thunderstorm Value Fund
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Thunderstorm Value Fund

Schedule of Investments

November 30, 2009

	Shares	Value
COMMON STOCKS 96.40%
Ambulatory Health Care Services 1.63%
Amedisys, Inc. (a)	4,800	$177,792

Animal Production 1.76%
Cal-Maine Foods, Inc.	7,000	192,080

Chemical Manufacturing 6.43%
Merck & Co Inc. (a)	8,000	289,680
OM Group, Inc. (a)	4,000	122,520
Pfizer, Inc.	16,000	290,720
		702,920
Computer and Electronic Product Manufacturing 10.57%
Analog Devices, Inc.	15,000	449,850
Garmin Ltd. (b)	11,300	337,644
Western Digital Corp. (a)	10,000	368,400
		1,155,894
Construction of Buildings 1.50%
Urbi Desarrollos Urbanos SAB de CV (a)(b)	80,900	164,474

Credit Intermediation and Related Activities 4.21%
China Construction Bank Corp. (b)	350,000	311,611
Cullen Frost Bankers, Inc.	3,106	149,150
		460,761
Electrical Equipment, Appliance, and Component Manufacturing 2.60%
Powell Industries, Inc. (a)	8,100	284,310

Electronics and Appliance Stores 0.94%
GameStop Corp. (a)	4,200	102,522

Fabricated Metal Product Manufacturing 1.52%
Ladish, Inc. (a)	12,000	166,680

Food Manufacturing 7.30%
Nestle SA (b)	9,000	425,427
Seaboard Corp.	256	372,224
		797,651
Insurance Carriers and Related Activities 3.56%
Berkshire Hathaway Inc.—Class A (a)	3	301,800
Berkshire Hathaway Inc.—Class B (a)	26	87,178
		388,978

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2009

	Shares	Value
Machinery Manufacturing 5.33%
Baldwin Technology, Inc. (a)	70,000	$91,000
Esterline Technologies Corp. (a)	5,000	201,950
Twin Disc, Inc.	18,500	175,565
United Tractors Tbk PT (b)	72,000	113,844
		582,359
Management of Companies and Enterprises 2.72%
Jardine Matheson Holdings Ltd. (b)	10,081	297,793

Merchant Wholesalers, Durable Goods 1.71%
Schnitzer Steel Industries Inc.	4,200	187,404

Mining (except Oil and Gas) 6.88%
BHP Billiton Ltd. (b)	13,000	491,748
Cliffs Natural Resources Inc.	5,900	259,954
		751,702
Motor Vehicle and Parts Dealers 1.06%
Astra International Tbk PT (b)	34,000	116,330

Oil and Gas Extraction 6.85%
CNOOC Ltd. (b)	276,000	425,215
Devon Energy Corp.	4,800	323,280
		748,495
Primary Metal Manufacturing 2.31%
Commercial Metals Co.	15,880	252,492

Professional, Scientific, and Technical Services 1.05%
Boots & Coots, Inc. (a)	80,000	114,400

Publishing Industries (except Internet) 2.79%
Autodesk, Inc. (a)	13,000	304,850

Support Activities for Mining 6.15%
Oceaneering International Group, Inc. (a)	4,500	245,835
Transocean Ltd. (a)(b)	5,000	426,950
		672,785
Telecommunications 3.01%
China Mobile Ltd. (b)	10,000	93,677
Mobile Telesystems OJSC—ADR	4,700	235,376
		329,053
Textile Mills 1.93%
Texwinca Holdings Ltd. (b)	230,000	210,708

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2009

	Shares	Value
Transportation Equipment Manufacturing 6.69%
Elbit Systems Ltd. (b)	3,100	$189,131
General Dynamics Corp.	6,600	434,940
NGK Spark Plug Co. Ltd. (b)	10,000	107,705
		731,776
Utilities 0.91%
Mirant Corp. (a)	7,000	99,680

Water Transportation 4.99%
Carnival Corp. (b)	10,200	326,706
Overseas Shipholding Group Inc.	5,700	218,367
		545,073
Total Common Stocks (Cost $9,977,414)		10,538,962

	Principal
	Amount
SHORT-TERM INVESTMENTS 3.46%
Money Market Funds 3.46%
AIM Liquid Assets Portfolio	$378,721	378,721
Total Short-Term Investments (Cost $378,721)		378,721
Total Investments (Cost $10,356,135) 99.86%		10,917,683
Other Assets in Excess of Liabilities 0.14%		14,960
TOTAL NET ASSETS 100.00%		$10,932,643

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign security.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Assets and Liabilities

November 30, 2009

Assets
Investments, at value (cost $10,356,135)	$10,917,683
Dividends and interest receivable	30,928
Receivable from Adviser	2,448
Other assets	12,233
Total Assets	10,963,292

Liabilities
Payable to affiliates	19,634
Accrued expenses and other liabilities	11,015
Total Liabilities	30,649
Net Assets	$10,932,643

Net Assets Consist Of:
Paid-in capital	$12,041,609
Undistributed net investment income	29,745
Accumulated net realized loss on:
Investments	(1,700,588)
Foreign currency translation	(2)
Net unrealized appreciation (depreciation) on:
Investments	418,637
Foreign currency translation	143,242
Net Assets	$10,932,643

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,360,188

Net asset value, redemption price and offering price per share	$8.04

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Operations

For the Year Ended November 30, 2009

Investment Income
Dividend income(1)	$216,193
Interest income	5,155
Total Investment Income	221,348

Expenses
Advisory fees	92,641
Administration fees	34,895
Transfer agent fees and expenses	29,056
Fund accounting fees	27,463
Audit and tax fees	24,319
Custody fees	21,023
State registration fees	18,269
Legal fees	10,057
Chief Compliance Officer fees and expenses	8,294
Reports to shareholders	8,096
Trustees’ fees and related expenses	2,354
Other expenses	2,561
Total Expenses	279,028
Less waivers and reimbursement by Adviser (Note 4)	(94,672)
Net Expenses	184,356

Net Investment Income	36,992

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from:
Investments	(2,826,330)
Foreign currency translation	(3,748)
Change in net unrealized appreciation (depreciation) on:
Investments	4,894,465
Foreign currency translation	138,427
Net Realized and Unrealized Gain on Investments	2,202,814
Net Increase in Net Assets from Operations	$2,239,806

(1)  Net of $5,543 in withholding tax.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)
From Operations
Net investment income	$36,992	$33,335
Net realized gain (loss) from:
Investments	(2,826,330)	(458,450)
Foreign currency translation	(3,748)	4,293
Change in net unrealized
appreciation (depreciation) on:
Investments	4,894,465	(4,475,828)
Foreign currency translation	138,427	4,815
Net increase (decrease) in
net assets from operations	2,239,806	(4,891,835)

From Distributions
Net investment income	(41,129)	—
Net realized gain on investments	(297,456)	—
Net decrease in net assets resulting
from distributions paid	(338,585)	—

From Capital Share Transactions
Proceeds from shares sold	1,056,623	15,025,233
Net asset value of shares issued in
reinvestment of distributions to shareholders	334,755	—
Payments for shares redeemed	(1,846,934)	(646,420)
Net increase (decrease) in net assets
from capital share transactions	(455,556)	14,378,813

Total Increase in Net Assets	1,445,665	9,486,978

Net Assets
Beginning of period	9,486,978	—
End of period	$10,932,643	$9,486,978

Undistributed Net Investment Income	$29,745	$37,629

(1) The Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)
Net Asset Value, Beginning of Period	$6.52	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.02
Net realized and unrealized
gain (loss) on investments	1.74	(3.50)
Total from Investment Operations	1.77	(3.48)

Less distributions paid:
From net investment income	(0.03)	—
From net realized gain on investments	(0.22)	—
Total distributions paid	(0.25)	—
Net Asset Value, End of Period	$8.04	$6.52
Total Return(2)	28.12%	(34.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$10,933	$9,486
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	3.01%	2.43%
After waiver and expense reimbursement(3)	1.99%	1.99%
Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement(3)	(0.62)%	(0.14)%
After waiver and expense reimbursement(3)	0.40%	0.30%
Portfolio turnover rate(2)	88.52%	22.49%

(1)	The Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund
Notes to Financial Statements
November 30, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Thunderstorm Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2009

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level  1—Quoted prices in active markets for identical securities.

Level  2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level  3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$4,884,790	$—	$—	$4,884,790
Mining, Quarrying, and
Oil and Gas Extraction	2,172,982	—	—	2,172,982
Finance and Insurance	849,739	—	—	849,739
Information	633,903	—	—	633,903
Transportation and Warehousing	545,073	—	—	545,073
Management of Companies
and Enterprises	297,793	—	—	297,793
Retail Trade	218,852	—	—	218,852
Agriculture, Forestry, Fishing and Hunting	192,080	—	—	192,080
Wholesale Trade	187,404	—	—	187,404
Health Care and Social Assistance	177,792	—	—	177,792
Construction	164,474	—	—	164,474
Professional, Scientific,
and Technical Services	114,400	—	—	114,400
Utilities	99,680	—	—	99,680
Total Equity	10,538,962	—	—	10,538,962
Short-Term Investments	$378,721	$—	$—	$378,721
Total Investments in Securities	$10,917,683	$—	$—	$10,917,683

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2009

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for interim and annual periods beginning after November 15, 2008.  Disclosures about Derivatives is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management has evaluated Disclosures about Derivatives and has determined that there is no impact on the Fund’s financial statements, as the Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2009

priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2009 was as follows:

Ordinary Income	$41,129
Long-Term Capital Gain	$297,456

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$9,968,717
Gross tax unrealized appreciation	1,884,548
Gross tax unrealized depreciation	(935,582)
Net tax unrealized appreciation	$948,966
Undistributed ordinary income	29,745
Undistributed long-term capital gain	—
Total distributable earnings	$29,745
Other accumulated gains/losses	(2,087,677)
Total accumulated losses	$(1,108,966)

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2009

The difference between book basis and tax basis of investments is attributable mainly to securities transferred in kind.

At November 30, 2009, the Fund had accumulated net realized capital loss carryovers of $2,088,008 which will expire on November 30, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$(3,747)
Accumulated Net Realized Gain	$3,746
Paid-In Capital	$1

On December 28, 2009 and December 29, 2009, the Fund declared or paid, respectively, a distribution from ordinary income of $29,745.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued  “Accounting for Uncertainty in Income Taxes” (“Accounting for Uncertainty in Income Taxes”).  Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At November 30, 2009, the fiscal tax years 2008 and 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended November 30, 2009, expenses of $94,672 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2009

be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$48,817
2012	$94,672

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	November 30, 2009	November 30, 2008(1)
Shares sold	149,038	1,547,627
Shares issued to holders in reinvestment
of distribution	52,469	—
Shares redeemed	(297,225)	(91,721)
Net increase (decrease)	(95,718)	1,455,906

(1)	The Fund commenced operations on December 31, 2007.

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the year ended November 30, 2009, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$7,652,996
Sales	$7,691,522

(8)	Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 28, 2010. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

Thunderstorm Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Thunderstorm Value Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thunderstorm Value Fund (the “Fund”) (formerly Dorfman Value Fund), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2009, and the results of its operations, and the changes in its net assets and the financial highlights for each of the two periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 28, 2010

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 23, 2009 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Thunderstorm Value Fund (the “Fund”), a series of the Trust, and Thunderstorm Mutual Funds LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information relating to the Fund and the Adviser’s other separately-managed accounts and a private fund managed by the Adviser’s parent entity, a summary detailing key features of the policies and procedures comprising the Adviser’s written compliance program, and a code of ethics certification) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of John R. Dorfman, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and a summary detailing key features of the compliance policies and procedures, confirmation that the Adviser complied with an SEC request to update its Form ADV, and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

representatives of the Adviser in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the nine-month and one-year periods ended September 30, 2009, and the overall performance by the Adviser since the inception of the Fund on December 31, 2007.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees noted that the Fund’s performance was positive for the nine-month period ended September 30, 2009, but was negative for the one-year period ended September 30, 2009 and since the Fund’s inception on December 31, 2007.  The Trustees noted that the Fund outperformed its benchmark index for each of the periods reviewed.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of multi-cap value funds, as compiled by Lipper, Inc., and the Adviser’s separately-managed accounts and a private fund managed by the Adviser’s parent entity, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

were based on materials requested by the Trustees and the Fund’s administrator specifically for the October 23, 2009 meeting at which the Agreement was formally considered, as well as the in-person presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was the highest in its peer group, but was only slightly above the peer group median of 0.917%.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.99% was the highest among its peer group (the peer group median was 1.199%).  The Trustees also compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and a private fund managed by the Adviser’s parent entity.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund and that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as increased public exposure and greater name recognition for itself and its affiliated entities, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Thunderstorm Value Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended November 30, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2009, 100.00% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2009, the Fund designates 2.37% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-374-3888.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	18	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 54		2001	Marquette University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios)
Marquette University
(1996–2004).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	18	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(2000–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	18	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
1997–2007); President,
CAO and CCO,
Granum Securities,
LLC (a broker-dealer)
(1997–2007).
Interested Trustees and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	18	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 47	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
John Buckel	Vice	Indefinite	Fund Administration	N/A	N/A
615 E. Michigan St.	President,	Term; Since	and Compliance,
Milwaukee, WI 53202	Treasurer	January 11,	U.S. Bancorp Fund
Age: 52	and	2008	Services, LLC
	Principal		(2004–present);
	Accounting		UMB Investment
	Officer		Services Group
(2000–2004).
Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance
Milwaukee, WI 53202	Officer	January 23,	Officer, U.S.
Age: 40+		2009	Bancorp Fund
Services, LLC
(2008–present);
Attorney, Investment
Management,
Quarles & Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).
Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 30		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).
Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 35		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-374-3888. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-888-374-3888 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THUNDERSTORM VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds, LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers  is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$20,850	$19,350
Audit-Related Fees	0	0
Tax Fees	$3,475	$3,300
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   February 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   February 3, 2010

By (Signature and Title)  /s/ John Buckel
John Buckel, Treasurer

Date   February 3, 2010